                                                                 EXHIBIT 10.3(b)

                SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT
                             AND CONSENT AGREEMENT


     THIS SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "Amendment"), is dated as of December 22, 1999 by and among SOUTHERN STATES COOPERATIVE, INCORPORATED, a Virginia agricultural cooperative corporation (the "Company"), the financial institutions listed on the signature pages hereto as banks (the "Banks"), and COBANK, ACB, as administrative agent for the Banks (in such capacity, the "Administrative Agent").


                                   RECITALS

     WHEREAS, the Banks, the Administrative Agent and the Company are parties to that certain Revolving Credit Agreement entered into as of January 12, 1999, as amended by that certain First Amendment to Revolving Credit Agreement dated as of February 3, 1999 (as so amended, the "Existing Credit Agreement"; and as amended by this Amendment, the "Amended Credit Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Existing Credit Agreement);

     WHEREAS, the Company, the Banks and the Administrative Agent desire to enter into this Amendment to, subject to certain terms and conditions contained herein, amend certain provisions of the Existing Credit Agreement; and

     WHEREAS, the Company and GoldKist have resolved certain discrepancies in the final purchase price of the purchased assets under the GoldKist Acquisition Agreement pursuant to which among other things, (i) GoldKist has agreed to repurchase from the Company certain accounts receivable, and (ii) subject to the consent of the Banks and the Administrative Agent, GoldKist and the Company have agreed that the indemnification provisions set forth in Section 15.3(b) of the GoldKist Acquisition Agreement will be amended as provided in the Amendment to the GoldKist Acquisition Agreement attached hereto as Exhibit A (the "GoldKist
                                                      ---------
Amendment").

     NOW, THEREFORE, in consideration of the premises and the agreements, covenants and provisions herein contained and for TEN DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.   AMENDMENTS TO EXISTING CREDIT AGREEMENT
             ---------------------------------------

     Subject to the satisfaction of the condition precedent set forth in Section 4 of this Amendment, the Company, the Banks and the Administrative Agent hereby agree that the Existing Credit Agreement be, and it hereby is, amended as follows:

     1.1  General.   Upon and after the date hereof, all references to the
          -------
Existing Credit Agreement in that document or in any other Loan Document shall mean the Existing Credit Agreement as amended hereby. Except as expressly provided herein, the execution and delivery of this Amendment do not and will not amend, modify or supplement any provision of, or constitute a consent to or a waiver of any noncompliance with the provisions of, the Existing Credit Agreement, and, except as specifically provided in this Amendment, the Existing Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

     1.2  Amendment to Section 1.01.  Section 1.01 of the Existing Credit
          -------------------------
Agreement is amended by amending and restating the definitions of "Consolidated Cash Flow" and "Permitted Investments" set forth therein to read in their entirety as follows:

     "Consolidated Cash Flow" shall mean, for any period, the sum of:

          (a) savings before income taxes of the Company and its consolidated Subsidiaries, undistributed (loss) earnings in Statesman Financial Corporation and distributions on capital securities, calculated in accordance with GAAP; plus
                           ----

          (b) undistributed (loss) earnings in Statesman Financial Corporation, net of income taxes, calculated in accordance with GAAP; plus
                                                              ----

          (c) Consolidated Interest Expense paid or accrued during such period, to the extent and only to the extent that such amount was deducted in determining item (a) above, calculated in accordance with GAAP; plus
                                                                     ----

          (d) the aggregate amount of Depreciation and amortization during such period, to the extent and only to the extent that such amount was deducted in determining item (a) above, calculated in accordance with GAAP; minus
                                                                        -----

          (e)  one-time gains of greater than $1,000,000 during such period;
     minus
     -----

          (f) extraordinary income during such period, to the extent and only to the extent that such income was included in determining item (a) above, calculated in accordance with GAAP.

          "Permitted Investments" means (i) cash and Cash Equivalents, (ii) investments and loans existing on the Closing Date identified on Schedule
                                                                      --------
     6.04, (iii) investments, loans and advances in wholly-owned Subsidiaries of
     ----
     the Company, (iv) loans and advances to officers and directors (other than loans described in clause (ix)) in an aggregate amount up to $2,000,000 at any time outstanding, (v) loans and investments made pursuant to the requirements of the Financing Services and Contributed Capital Agreements,
     (vi) investments in CoBank, (vii) investments in Southern States Insurance Exchange, Inc., suppliers or lenders, in each case, solely as a result of volume or patronage refunds arising in the ordinary course of business,
     (viii) investments in or received from customers in connection with collection of amounts owing to the Company or its Subsidiaries so long as the aggregate amount of all such investments does not at any time exceed $7,500,000, (ix) loans to customers in the ordinary course of business, (x) investments by the Company in a Receivables Entity in connection with a Qualified Receivables Transaction; provided, however, that any investment
                                        --------- -------
     in any such Receivables Entity is in the form of a Purchase Money Note, or any equity interest or interests in accounts receivable and related assets generated by the Company and transferred to such Receivables Entity in connection with a Qualified Receivables Transactions and (x) other investments made after the Closing Date so long as (a) the amount of any single such investment under this clause (x) does not at any time exceed $2,000,000, and (b) after giving effect to such proposed investment, the aggregate amount of all such investments under this clause (x) does not exceed $5,000,000 in any fiscal year of the Company.

     1.3  Amendment to Section 6.06.  Section 6.06 of the Existing Credit
          -------------------------
Agreement is amended by amending and restating such section in its entirety as follows:

     SECTION 6.06. Transactions with Affiliates. Enter into any transaction, including, without limitation, the making of any Investments or Guarantees, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate, except for (1) transactions in the ordinary course of business of the Company with one or more of Statesman, MLCC and Wetsel, Inc., and pursuant to the reasonable requirements of its business and upon fair and reasonable terms no less favorable to the Company than would obtain in a comparable arm's-length transaction with a Person not an Affiliate; (2) transactions involving the purchase or placement of insurance with Southern States Insurance Exchange, Inc.; and (3) purchases or sales of services, products or other assets from or to Affiliates in the ordinary course of business of the Company, each of which purchases or sales is upon fair and reasonable terms no less favorable to the Company than would obtain in a comparable arm's-length transaction with a Person not an Affiliate and does not result in a loss to the Company on any such purchase or sale; provided, however, the Company may engage in transactions in
                  -----------------
the normal course of business as contemplated by the Financing Services and Contributed Capital Agreements.


SECTION 2.  CONSENT
            -------

     Subject to the satisfaction of the conditions precedent set forth in
Section 4 of this Amendment and in reliance upon the representations and warranties provided by the Company to the Administrative Agent and Banks by which the Company has requested such consent, the Administrative Agent and each of the Banks signatory hereto, constituting Requisite Banks, hereby grant their consent, in accordance with Section 6.10 (a) of the Existing Credit Agreement, to the Company entering into the GoldKist Amendment, provided,
                                                                       --------
however, that such consent shall be deemed void ab initio and of no force or
-------
effect whatsoever unless the form and substance of the final fully executed GoldKist Amendment is substantially the same as set forth in Exhibit A attached
                                                             ---------
hereto.

SECTION 3.  REPRESENTATIONS AND WARRANTIES
            --------------- --- ----------

     In order to induce the Administrative Agent and the Banks to enter into this Amendment, the Company hereby represents and warrants to the Administrative Agent and the Banks as follows:

     3.1  Authorization of Amendment, Etc.  The Company has the right and power,
          -------------------------------
and has taken all necessary action to authorize the execution, delivery and performance by it of this Amendment in accordance with its terms. This Amendment has been duly executed and delivered by the Company and is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

     3.2  Compliance of Amendment with Laws, Etc.  The execution, delivery and
          --------------------------------------
performance of this Amendment in accordance with its terms do not and will not, by the passage of time, the giving of notice or otherwise,

          (a) require any governmental approval or violate any applicable law relating to the Company;

          (b) conflict with, result in a breach of or constitute a default under the articles or certificate of incorporation or bylaws of the Company, any material provisions of any indenture, agreement or other instrument to which the Company is a party or by which the Company or any of its properties may be bound or any governmental approval relating to the Company, or

          (c) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Company.

     3.3  Representations in Credit Agreement.  Immediately prior to the
          -----------------------------------
effectiveness of this Amendment, all of the representations set forth in the Existing Credit Agreement were accurate in all material respects as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such date. After giving effect to this Amendment, all of the representations and warranties set forth in the Amended Credit Agreement, will be accurate in all material respects as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such date.

SECTION 4.  CONDITIONS TO EFFECTIVENESS
            ---------------------------

     The effectiveness of this Amendment is subject to the satisfaction in full of each of the following conditions precedent:

     4.1  Executed Loan Documents.  This Amendment shall have been duly
          -----------------------
authorized and executed by the parties hereto in form and substance satisfactory to the Administrative Agent, shall be in full force and effect and no default shall exist hereunder, and the Company and the Banks party hereto shall have delivered original counterparts hereof to the Administrative Agent.

     4.2  Final GoldKist Amendment.  The Company shall have delivered to the
          ------------------------
Administrative Agent the final, execution copy, of the GoldKist Amendment.

     SECTION 5.  MISCELLANEOUS
                 -------------

     5.1  Counterparts.  This Amendment may be executed by each party to this
          ------------
Amendment upon a separate copy, and in such case one counterpart of this amendment shall consist of enough of such copies to reflect the signature of all of the parties to this Amendment. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Amendment or its terms to produce or account for more than one of such counterparts.

     5.2  Section References.  The references in this Amendment to any section
          ------------------
are, unless otherwise specified, to such section of this Amendment.

     5.3  Construction.  This Amendment is a Loan Document executed pursuant to
          ------------
the Existing Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement.

     5.4  Governing Law.  This amendment shall be governed by, construed and
          -------------
enforced in accordance with the laws of the Commonwealth of Virginia, without reference to the conflicts or choice of law principles thereof.

     5.5  Successors and Assigns.  This amendment shall be binding upon and
          ----------------------
inure to the benefit of the parties hereto and their respective successors and assigns.

     5.6  Effectiveness.  The amendments set forth in Section 1 hereof shall
          -------------
become effective as of the date of this Amendment (and shall not apply to any period prior to the date of this Amendment), upon the satisfaction of all of the conditions precedent set forth in Section 4 hereof

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers hereunder duly authorized as of the day and year first written above.


SOUTHERN STATES COOPERATIVE,
INCORPORATED


By: /s/ Leslie T. Newton
    ------------------------------------

Title: VICE PRESIDENT & TREASURER
       ---------------------------------


COBANK, ACB, as Administrative Agent
and Bank


By: /s/ Lori L. O'Flaherty
    ------------------------------------

Title: Vice President
      ----------------------------------


FIRST UNION NATIONAL BANK,
as Bank


By: /s/ Eileen McCrichard
  --------------------------------------

Title: Vice President
      ----------------------------------


BANK OF AMERICA, N.A. (successor by merger to
NationsBank, N.A.), as Bank

By: /s/
   -------------------------------------

Title: Principal
      ----------------------------------

FMB Bank,
as Bank


By: /s/
    ------------------------------------

Title: Vice President
      ----------------------------------


COOPERATIEVE CENTRALE RAIFFEISEN-
BOERENLEENBANK B.A., "RABOBANK
NEDERLAND", NEW YORK BRANCH, as Bank


By: /s/
   -------------------------------------

Title: Vice President
      ----------------------------------


By: /s/ Edward Peyser
   -------------------------------------

Title: Vice President
      ----------------------------------


BANQUE NATIONALE de PARIS
(CHICAGO BRANCH), as Bank


By: /s/
   -------------------------------------

Title: Senior Vice President
      ----------------------------------


CRESTAR BANK,
as Bank


By: /s/ C. Gray Key
   -------------------------------------

Title: Vice President
      ----------------------------------

DG BANK DEUTSCHE GENOSSENSCHAFTSBANK
AG CAYMAN ISLANDS BRANCH, as Bank

By: /s/ Kurt A. Morris
  --------------------------------------

Title: Vice President
      ----------------------------------


By: /s/ Eric K. Zimmerman
   -------------------------------------

Title: Assistant Vice President
      ----------------------------------


WACHOVIA BANK, N.A.,
as Bank


By: /s/
   -------------------------------------

Title: Senior Vice President
       ---------------------------------

                                 AMENDMENT TO
                           ASSET PURCHASE AGREEMENT


          This Agreement made as of the 7 day of September, 1999, by and between
                                        -        ---------
Gold Kist Inc., a Georgia cooperative marketing association ("GK"), and Southern States Cooperative, Inc., a Virginia agricultural cooperative, a corporation ("Southern States").

                                  WITNESSETH:

         WHEREAS, GK and Southern States desire to amend the terms of the Asset Purchase Agreement dated as of July 23, 1998 (the "Agreement") to change the minimum amount of certain indemnifiable losses for which Gold Kist shall be liable pursuant to the Asset Purchase Agreement;

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and obligations contained herein, it is mutually agreed as follows:

1. The Agreement is incorporated herein by reference and is specifically made a part hereof. All provisions, terms, covenants and conditions set forth therein shall remain in full force and effect and shall apply to this Agreement, except as specifically and expressly modified herein.

2. GK and Southern States hereby agree that Section 15.3(b) of the Agreement shall be amended to read as follows:

     (b) Notwithstanding the provisions of Section 15.2, Gold Kist shall have no liability to indemnify Southern States Indemnified Persons hereunder with respect to the matters referenced in clause (iii) of
          Section 15.3(a) above with respect to any individual claim until the aggregate amount of Southern States Indemnified Persons' indemnifiable losses exceed $25,000 for such claims;

          provided, however, that if the aggregate amount of any such losses with respect to a claim exceeds $25,000, Gold

          Kist shall indemnify Southern States for the entire amount of such claim, including the initial $25,000 amount.

3. This amendment to the Agreement shall be deemed to be effective as of October 13, 1998.


          IN WITNESS WHEREOF, the parties have duly executed this amendment to the Agreement as of the date first above written.


                                             GOLD KIST INC.


                                             By: /s/ M. A. Stimpert
                                                 --------------------------
                                             Title: Senior Vice President
                                                    -----------------------


                                             SOUTHERN STATES COOPERATIVE, INC.

                                             By:___________________________
                                             Title:________________________